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                                                                   EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Numbers 33-4190, 33-41201, 333-00421 and 333-16637 of Isco, Inc. and subsidiaries on
Form S-8 of our report dated October 1, 1999 appearing in the Annual Report on Form 10-K of Isco, Inc. and subsidiaries for the year ended July 30, 1999.

Deloitte & Touche LLP


Lincoln, Nebraska
October 21, 1999





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